                                                                    EXHIBIT 10.2

                              INVESTMENT AGREEMENT

         This Investment Agreement (this "Agreement") is made as of December 8, 1998 (the "Effective Date"), by and between InteReach Internet Services, L.L.C., a Georgia limited liability company (the "Company"), and Maxxis Group, Inc. (the "Purchaser").

         In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:


1.       AUTHORIZATION AND SALE OF THE CLASS C MEMBERSHIP INTERESTS

         1.1 Authorization. The Company has authorized the sale and issuance to the Purchaser of up to seven Class C Membership Interests (the "Class C Shares") having the rights, restrictions, privileges and preferences set forth in the Amended and Restated Operating Agreement of the Company attached hereto as
Exhibit 1.1 (the "Amended Operating Agreement"). The Company and its members (the "Members") have adopted and executed the Amended Operating Agreement.

         1.2 Sale and Purchase of the Class C Shares. Subject to the terms and conditions hereof, at the Closing the Company will issue and sell five Class C Shares to the Purchaser at a purchase price of $20,000 per Class C Share for a total purchase price of $100,000 (the "Purchase Price").


2.       CLOSING DATE

         2.1 Closing Date. The closing for the purchase and sale of the Class C Shares hereunder (the "Closing") shall be held on the Effective Date at the offices of Nelson Mullins Riley & Scarborough, L.L.P., 999 Peachtree Street, First Union Plaza, Suite 1400, Atlanta, Georgia 30309, at 10:00 a.m., or at such other time and place as the Company and the Purchaser mutually agree upon (the "Closing Date").


3.       REPRESENTATIONS OF THE COMPANY

         The Company hereby represents to the Purchaser as follows:

         3.1 Organization and Standing. The Company is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Georgia. The Company has all requisite legal power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business in each jurisdiction in which such qualification is required.

         3.2 Legal Power. The Company has all requisite legal power and authority to execute and deliver this Agreement, to sell and issue the Class C Shares hereunder and to carry out and perform its obligations under the terms of this Agreement. All proceedings or other necessary action required to be taken by the Company, its managers and Members to authorize the execution, delivery and performance of this Agreement and the sale and issuance of the Class C Shares and the agreements relating hereto and thereto have been properly taken, and this Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms. Neither the execution, delivery or performance of this Agreement by the Company will, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any lien, charge or encumbrance pursuant to, any provision of the Company's Amended Operating Agreement or any franchise, mortgage, deed of trust, lease, license, agreement, understanding, law, ordinance, rule or regulation or any order, judgment or decree to which the Company is a party or by which it may be bound or affected. This Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms

         3.3 Capitalization. The authorized membership interests of the Company consist of Class A Membership Interests ("Class A Shares"), Class B Membership Interests ("Class B Shares") and Class C Shares (collectively, the "Shares"). The rights, restrictions, privileges and preferences of the Shares are as stated in the Amended Operating Agreement. As of the date of this Agreement, the Members and their ownership interests in the Company are as set forth in the Amended Operating Agreement. No Person (as defined herein) owns or has the right to acquire any interest in the Company except as set forth in the Amended Operating Agreement. The term "Person" shall mean any individual, partnership, corporation, limited liability company, joint venture, association or other business venture or entity.

         There are no preemptive or other outstanding rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company or any other Person of any Shares or other securities of the Company. All of the outstanding Shares have been duly and validly issued in compliance with federal and state securities laws. Other than the Shares, including the Class C Shares to be sold and issued pursuant to this Agreement, there are no other outstanding securities of the Company and no other rights to acquire any securities of the Company. The consideration paid for the outstanding Class A Shares and the Class B Shares was cash and has been paid in full.

         3.4 Class C Shares. The Class C Shares, when issued, will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Class C Shares may be subject to restrictions on transfer under state and federal securities laws.

         3.5 Financial Statements. The Company has furnished to the Purchaser its financial statements as of and for the year ended December 31, 1997, and as of and for the nine months ended September 30, 1998 (collectively, the "Financial Statements"). The Financial Statements are unaudited but are believed to be complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principals applied on a consistent basis throughout the periods indicated. Such Financial Statements fairly present the financial condition known to the Company as of the dates thereof, and reflect all material liabilities, contingent or otherwise, of the Company as of such dates, and such statements of profit and loss accurately present the operating results of the Company during the periods indicated therein. Except as reflected on the Company's balance sheet dated September 30, 1998, there is no outstanding indebtedness of the Company.

         3.6 Absence of Changes. Since September 30, 1998, there has not been any change in the assets, liabilities, financial condition or operations of the Company except changes in the ordinary course of business which have not been, either in any case or in the aggregate, materially adverse to the Company nor has there been any other event or condition of any character which has materially and adversely affected the Company's business or prospects.

         3.7 Title to Properties and Assets; Liens, etc. Except as disclosed on the Company's balance sheet as of September 30, 1998, the Company has good and marketable title to all of its properties and assets, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than liens for current taxes not yet due and payable.

         3.8 Liabilities. Except as disclosed in the Financial Statements, the Company has no material liabilities and knows of no material contingent liabilities not disclosed in the Financial Statements.

         3.9 Patents, Trademarks, and Trade Secrets. To the best of the Company's knowledge, information and belief, after due inquiry, there are no pending or threatened claims against the Company alleging that the conduct of the Company's business infringes or conflicts with the rights of others under patents, service marks, trade names, trademarks, copyrights, trade secrets or other proprietary rights. The Company's business as now conducted and as proposed to be conducted will not infringe or conflict with the rights of others, including rights under patents, service marks, trade names, trademarks, copyrights, trade secrets and other proprietary rights. The Company owns or possesses sufficient legal rights to all the patents, copyrights, trademarks, trade names, service marks, trade secrets and other rights necessary for the operation of its business as now conducted and as proposed to be conducted. No employee or consultant of the Company owns any rights in patents, trademarks, trade names, processes, data or know-how directly or indirectly competitive with those owned or to be used by the Company or derived from or in connection with the conduct of the Company's business. The Company is not aware of any violation or infringement by a third party of any of the Company's patents, licenses, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights. The Company has taken and will take reasonable security measures to protect the secrecy, confidentiality and value of all trade secrets useful in the conduct of its business.

         3.10 Compliance with Other Instruments, None Burdensome, etc. The Company is not in violation of any term of its Amended Operating Agreement, or of any term contained in any instrument or contract to which it is a party, and, is not in violation of any order, statute, rule or regulation applicable to the Company. No event or failure of performance has occurred which, with the passage of time or the giving of notice or both, would constitute such a violation. Neither the execution, delivery and performance of this Agreement, nor the sale and issuance of the Class C Shares, will result in any such violation or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company; and there is no such violation or default, nor any such term, which materially and adversely affects the business of the Company as presently conducted or as proposed to be conducted or any of its properties or assets. To the best of the Company's knowledge, no other party is in material default of any such instrument or contract.

         3.11 Litigation, etc. To the best of the Company's knowledge, no action, suit, proceeding or investigation is pending or threatened against the Company, nor, to the best of its knowledge, is there any basis therefor. The foregoing includes any action, suit, proceeding or investigation, pending or threatened, which questions the validity of this Agreement or the right of the Company to enter into it, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financial or otherwise, and also includes any litigation pending or threatened, against the Company, by reason of the past employment relationships of any employee, officer or consultant of the Company, the activities or proposed activities of the Company, or negotiations by the Company with possible backers of, or investors in, the Company or its proposed business. No action, suit, proceeding or investigation is pending or threatened by the Company.

        3.12    Computer Software.

                3.12.1 Exhibit 3.12.1 contains a complete and accurate list of the computer software that is owned by the Company and used in its business (the "Owned Software"), except for commercially available business software applications and other commercially available over-the-counter "shrink-wrap" software that is generally used by the Company in the ordinary course of its business (the "Business Software"). Except for the Licensed Software (as such term is defined below) incorporated within the Owned Software, and except as otherwise set in Exhibit 3.12.1, the Company has exclusive rights and title to the Owned Software, free and clear of all claims, including claims or rights of joint owners and employees, agents, consultants, customers, licensees or any other parties who may have been involved in the development, creation, marketing, maintenance, enhancement or licensing of such Owned Software. Each contract programmer, independent contractor, nonemployee agent and Person or other entity (other than employees) who has performed development or computer programming services for the Company in connection with the Owned Software has executed a confidentiality agreement in favor of the Company, and the Company has obtained an assignment or license of, or otherwise owns, the intellectual property resulting therefrom. No Owned Software has been published or disclosed to any other parties except pursuant to contracts requiring such other parties to keep the Owned Software confidential. (For purposes of the preceding sentence, marketing materials that describe the Owned Software and its functions in general shall not be deemed a publication or disclosure of the Owned Software). No such other party has breached any such obligation of confidentiality.

                3.12.2 The Company has the right and license to use, sublicense, modify and copy all software (other than the Business Software) of which the Company is a licensee or lessee or that the Company otherwise has obtained the right to use (collectively, the "Licensed Software") to the extent necessary to operate the Company's business, free and clear of any limitations or encumbrances, including Licensed Software that has been incorporated into or made a part of any Owned Software. The Company is in full compliance with all material provisions of each license, lease or other agreement relating to the Licensed Software. The Company has not published or disclosed any Licensed Software to any other party except, in the case of Licensed Software, if any, that the Company leases or markets to others, pursuant to contracts requiring such other parties to keep the Licensed Software confidential. No party to whom the Company has disclosed Licensed Software has breached such obligation of confidentiality.

                3.12.3 The Owned Software, the Licensed Software, and the Business Software constitute all software used in the Company's business (the "Company Software"). The transactions contemplated herein will not cause a breach or default under any licenses, leases or similar agreements relating to the Company Software or impair the Company's ability to use the Company Software in the same manner as the Company Software is currently used or is contemplated to be used by the Company. The Company has not infringed and is not infringing any intellectual property rights of any third party with respect to the Owned Software, and no other Person or entity is infringing any intellectual property rights of the Company with respect to the Owned Software.

                3.12.4 Except as disclosed in Exhibit 3.12.4, the Company has not granted any licenses or other rights, and the Company has no obligation to grant licenses or other rights, with respect to the Company Software. The Company has complied in all material respects with the obligations to its customers, licensees and lessees in respect of the Company Software, if any, listed in Exhibit 3.12.4.

                3.12.5 The Company has not granted marketing or brokering rights in the Company Software to any third party.

                3.12.6 The Business Software that is material to the operation of the Company's business, the Owned Software and any Licensed Software that has been incorporated into any Owned Software is capable of correctly processing, providing and/or receiving date data within and between the Twentieth and Twenty-First Centuries, provided that all hardware, software and firmware used with the Company Software and computer equipment properly exchanges accurate date data with it. The business of the Company does not depend to any extent on embedded computer technology or computer information systems of its current vendors or suppliers that would, in the event that the embedded chips or vendor/supplier computer systems fail to be Year 2000 compliant, have a material adverse effect on the Company's business or properties.

         3.13 Governmental Consent, etc. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Class C Shares or the consummation of any other transaction contemplated, by this Agreement.

         3.14 Offering. The offer, sale and issuance of the Class C Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

         3.15 No Conflicting Agreements. No employee of the Company is, or will be in connection with the proposed operations of the Company, in violation of any term of any employment contract, proprietary information and inventions agreement, noncompetition agreement or any other contract or agreement relating to the relationship of any such employee with the Company or any previous employer.

         3.15 Registration Rights. The Company is not under any obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued.

         3.17 Contracts and Other Commitments. Except as set forth on Exhibit
3.17 hereto, the Company does not have any contract, agreement, lease, or other commitment, written or oral, absolute or contingent, other than (i) contracts for the purchase of supplies and services that were entered into in the ordinary and usual course of business and that do not involve more than $10,000, and do not extend for more than one year beyond the date hereof, (ii) sales contracts entered into in the ordinary course of business, and (iii) contracts terminable at will by the Company on no more than 30 days notice without cost or liability to the Company. For the purpose of this section, employment and consulting contracts and contracts with labor unions, and license agreements and any other agreements relative to the Company's technology, shall not be considered to be contracts entered into in the ordinary and usual course of business.

         3.18 Subsidiaries. The Company does not presently own or control, directly or indirectly, and has no stock or other interest as owner or principal in, any other corporation, partnership, limited liability company, joint venture, association or other business venture or entity.

         3.19 Transactions with Principals. Except as shown on Exhibit 3.19 hereto, no employee, shareholder, officer or director of the Company is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. Set forth on Exhibit 3.19 is a list of each agreement, instrument or other writing constituting legal rights and obligations between the Company and any member or manager at the time of the Closing.

         3.20 Employees. The Company has no employment contract with any officer or employee or any other consultant or person which is not terminable by it at will without liability, except as the Company's right to terminate its employees at will may be limited by applicable Georgia law. The Company has no deferred compensation, pension, health, profit sharing, bonus, equity purchase, option plan, hospitalization, insurance, severance or any other employee benefit or welfare benefit plan or obligation covering any of its officers or employees.

         3.21 Voting Agreements. Except as set forth in the Amended Operating Agreement, the Company has no agreement, obligation or commitment with respect to the election of any Persons to serve as managers. To the best knowledge of the Company, there are no agreements, obligations or commitments among the Members with respect to the election of any Persons to serve as managers of the Company.


4.       INVESTMENT REPRESENTATION

         The Purchaser hereby represents and warrants to the Company with respect to this purchase as follows:

         4.1 Access to Information. Purchaser acknowledges that documents, records, and books pertaining to the Company have been made available for inspection by Purchaser. Purchaser has a pre-existing business or personal relationship with the Company or with one or more of the Company's managers, Members or controlling persons. Purchaser has had a reasonable opportunity to ask questions of and receive answers from the managers, Members or controlling persons of the Company concerning the terms and conditions of the offering of the Class C Shares, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense by the managers, Members or controlling persons of the Company. All such questions have been answered to the satisfaction of Purchaser.

         4.2 Experience; Investment. Purchaser has such knowledge and experience in financial and business matters as to enable Purchaser (a) to utilize the information made available to it in connection with the offering of the Class C Shares, (b) to evaluate the merits and risks associated with a purchase of the Class C Shares, and (c) to make an informed decision with respect thereto. Purchaser's business and financial experience is such that the Company could reasonably assume Purchaser has the capacity to protect its own interests in connection with the offer, sale and issuance of the Class C Shares. Purchaser is acquiring the Class C Shares solely for its own account, not as a nominee or agent, and not with a view to, or for sale in connection with, any distribution thereof.

         4.3 Registration Under the Securities Act. Purchaser understands that
(a) neither the offering nor the sale of the Class C Shares has been registered under the Securities Act or applicable state securities laws, in reliance upon exemptions from the registration provisions of the Securities Act and applicable state securities laws, (b) the Class C Shares purchased by Purchaser must be held by it indefinitely unless the sale or transfer thereof is subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available, and the certificates or documents representing all Class C Shares will be legended to reflect such restrictions, and (c) the managers of the Company will rely upon the representations and warranties made by Purchaser in this Agreement in order to establish such exemption from the registration provisions of the Securities Act and applicable state securities laws.

         4.4 Transfer. Purchaser will not transfer the Class C Shares without registration under the Securities Act and applicable state securities laws unless the transfer is exempt from registration under the Securities Act and such laws.

5.       CONDITIONS TO PURCHASER'S OBLIGATIONS AT THE CLOSING

         The Purchaser's obligation to purchase the Class C Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of all of the conditions set forth below in this Section 5.

         5.1 Representations and Warranties Correct. The representations and warranties made in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

         5.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all respects.

         5.3 Election of Managers. The managers of the Company shall be as set forth in Section 7.1 hereof.

         5.4 Virtual ISP Agreement. The Company and the Purchaser shall have entered into a Virtual ISP Agreement on terms and conditions satisfactory to the Purchaser.

         5.5 Amended Operating Agreement. The Company shall provide a true, correct and complete copy of the Amended Operating Agreement to Purchaser at the Closing. The Amended Operating Agreement shall have been entered into and signed by all Members in accordance with Georgia law.

         5.6 Promissory Note. The Company shall enter into a Secured Promissory Note with the Purchaser substantially in the form set forth on Exhibit 5.6 hereto.

         5.7 Closing. At the Closing, the Company shall deliver to Purchaser a certificate representing five Class C Shares against payment of the Purchase Price.

         5.8 Legal Opinion. The Purchaser shall have received an opinion of Company's counsel, dated the Closing Date, to the effect that:

                  a. The Company was duly organized as a limited liability company and is existing and in good standing under the laws of the State of Georgia;

                  b. The Company has the legal power and authority to execute and deliver the Agreement, to perform its obligations under the Agreement, to own and use its assets and to conduct its business;

                  c. The Company has authorized Class A Membership Interests, Class B Membership Interests and Class C Membership Interests. Fifty percent of the Class A Membership Interests are owned by each of Martin Richardson and David Craver, three Class B Membership Interests are outstanding and no Class C Membership Interests are outstanding;

                  d. All of the outstanding membership interests of the Company have been duly authorized and validly issued and are fully paid and nonassessable; and none of the outstanding membership interests were issued in violation of the preemptive rights of any member of the Company; and

                  e. The Class C Membership Interests have been duly authorized for issuance and sale to Maxxis Group, Inc., and, when issued and delivered by the Company against payment therefor, will be validly issued, fully paid and nonassessable and no holder thereof will be subject to personal liability by reason of being such a holder.

         5.9 Proceedings and Documents. All legal and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser and the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as reasonably requested.

6.       CONDITIONS TO COMPANY'S OBLIGATIONS AT CLOSING

         The Company's obligation to sell the Class C Shares at the Closing is subject to the fulfillment of the following conditions to the extent not waived by the Company:

         6.1 Representations Correct. The representations made by the Purchaser in Section 4 hereof shall be true and correct on the Closing Date.


7.       AFFIRMATIVE COVENANTS OF THE COMPANY

         The Company hereby covenants and agrees as follows:

         7.1 Directors. Upon the Closing, the Amended Operating Agreement shall provide that the Company shall have no more than four directors. On the Closing Date, the following persons shall be directors of the Company: Martin Richardson, David Craver, Thomas Cordy and Douglas Field.

         7.2 Exclusive Agreement. Upon the Closing, the Company and the Members agree that neither the Company nor the Members shall market, solicit or sell the services of the Company to any multilevel or network marketing company other than the Purchaser.

         7.3 Class C Shares. Upon the Closing, the Company agrees that it shall not issue any Class C Shares to any Person other than the Purchaser without obtaining Purchaser's prior written consent.

         7.4 Issuance of Additional Class C Shares. The parties acknowledge that, on the Closing Date, the Company will have agreed to provide the Company with a line of credit in accordance with Section 8 hereof. If at any time the Company accesses any funds available to it pursuant to such line of credit, the Company shall, prior to the Purchaser being required to deliver any such funds to the Company pursuant to the line of credit, immediately issue two additional Class C Shares to Purchaser for no additional consideration.


8.       LINE OF CREDIT

         8.1 Line of Credit. Subject to Section 8.2 hereof and the continued truthfulness and accuracy of the representations and warranties of the Company made in Section 3 hereof, the Purchaser shall advance to the Company, such sums as the Company may request in writing prior to December 8, 1999, but which advanced sums (the "Advances") shall not exceed in the aggregate $150,000 (the "Maximum Amount"). All Advances shall be due in full and payable on December 8, 1999 (the "Due Date"). Borrower shall not request any Advances which exceed the Maximum Amount or would cause the aggregate amount of Advances (including Advances that have been repaid by the Company) made pursuant hereto to exceed the Maximum Amount. Even if the aggregate amount of Advances made and outstanding under the Loan Agreement shall at any time and for any reason exceed the Maximum Amount, Borrower shall nevertheless be liable for the entire amount outstanding. Each request for an Advance by the Company shall be a reaffirmation by the Company that each representation and warranty made in Section 3 hereof is complete and accurate as of the date of the request.

         8.2 Advances. Both the Company and Purchaser agree that the obligation of Purchaser to make any Advance to the Company is subject to Purchaser's determination, in its sole discretion, that the Company is in good financial condition and will be able to repay any Advance in full on or prior to the Due Date. All Advances pursuant to this Section 8 shall be in the principal amount of $25,000. The Company agrees that it shall not request an Advance if it shall have previously requested and been granted an Advance within the previous two months. No interest shall be payable on the Advances. With respect to each Advance and all matters and transactions in connection herewith, the Company hereby irrevocably authorizes the Purchaser to accept, rely upon, act upon and comply with any oral or written instructions, requests, confirmations and orders of Martin Richardson or David Craver.

         8.3 Prepayment. The Company may, at any time and from time to time, prepay all or any Advances remaining unpaid, without penalty or premium.

         8.4 Use of Proceeds. Borrower represents and agrees that the proceeds from the Advances shall be used solely for working capital business purposes and shall not be used for any personal, family, household, consumer or other purpose, including but not limited to the purchase or carrying of margin stock or other securities.

9.       MISCELLANEOUS

         9.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to its conflicts of law principles.

         9.2 Survival. The representations, warranties, covenants and agreements made by the parties herein shall survive any investigation made by Purchaser or the Company and shall survive the closing of the transactions contemplated hereby.

         9.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         9.4 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least two-thirds of the outstanding Class C Shares. Any amendment or waiver effected in accordance with this section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

         9.5 Effect of Amendment or Waiver. Purchaser acknowledges that by the operation of Section 9.4 hereof the holders of two-thirds of the outstanding Class C Shares will have the right and power to diminish or eliminate all rights of such Purchaser under this Agreement.

         9.6 Rights of Purchaser. Purchaser shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement or the Class C Shares, including without limitation the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and Purchaser shall not incur any liability to any other holder or holders of the Class C Shares with respect to exercising or refraining from exercising any such right or rights.

         9.7 Acknowledgement of Purchaser. Purchaser acknowledges that it is not relying upon any person, firm, corporation or other legal entity other than the Company and its managers and Members in making its investment in the Company.

         9.8 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be effective five days after mailed by first-class, registered, or certified mail, postage prepaid, or upon delivery if delivered by hand or by messenger or a courier delivery service, addressed to the Company or the Purchaser at the respective address appearing on the signature pages hereto.

         9.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to Purchaser upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         9.10 Expenses. The Company and the Purchaser shall bear their own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

         9.12 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one instrument.

         9.14 Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         The foregoing Investment Agreement is hereby executed as of the date first above written.


COMPANY:                                             PURCHASER:

InteReach Internet Services, L.L.C.           Maxxis Group, Inc.
3850 Holcomb Bridge Road, Suite 420           1901 Montreal Road, Suite 108
Norcross, Georgia 30092                       Tucker, Georgia 30084



By:      /s/ Martin Richardson                By:  Thomas O. Cordy
  ----------------------------------            -------------------------------
     Name:  Martin Richardson                    Name:  Thomas O. Cordy
     Title: Executive Director                   Title: President and CEO

                                   Exhibit 1.1

                    Amended and Restated Operating Agreement

                                 Exhibit 3.12.1

                                 Exhibit 3.12.4

                                  Exhibit 3.17

                                  Exhibit 3.19

                                   Exhibit 5.4

                                   Exhibit 5.6

                             Secured Promissory Note

                             SECURED PROMISSORY NOTE

$150,000.00                                                     DECEMBER 8, 1998


         INTEREACH INTERNET SERVICES, L.L.C., a Georgia limited liability company ("Borrower"), for value received, hereby promises to pay to the order of MAXXIS GROUP, INC., a Georgia corporation ("Lender"), the aggregate principal sum of ONE HUNDRED FIFTY THOUSAND 00/100 DOLLARS ($150,000.00) or such portion as may have been advanced to Borrower by Lender (the "Principal") pursuant to the Investment Agreement between Borrower and Lender of even date herewith, no later than December 8, 1999 (the "Payment Date"). The Principal is payable, in coin or currency of the United States of America, at 1901 Montreal Road, Suite 108, Tucker, GA 30084, or at such other place as Lender may from time to time designate to Borrower in writing.

         1. Security. Sums due under this Note are secured by, and Borrower hereby assigns, conveys and grants a security interest to Lender, in and to, all tangible and intangible property, property rights and assets of Borrower now owned or hereafter acquired, including but not limited to all accounts, receivables, money, securities, equipment, furniture, fixtures, inventory, goods, software, patents, trademarks, service marks, tradenames, copyrights, works, works in progress, programs, program documentation, intellectual property and rights, contracts, contract rights, instruments, documents, general intangibles, chattel paper, notes, and other choses in action, all deposits and property of Borrower now or at any time hereafter in the possession of the Lender, and all proceeds and products of the foregoing and all rights related thereto. In addition, this Note is secured by all property described as collateral in any security agreement, financing statement, mortgage, deed of trust, pledge agreement or other document previously, simultaneously, or hereafter entered into by Borrower in connection with any obligation or liability of Borrower to the Lender, such other security document(s) including but not limited to the UCC-1 financing statement filed in connection herewith. This Note specifically incorporates by reference, as if fully set forth herein, all of the language and provisions of the security documents described generally or specifically above. The lien created by the security interest granted herein shall not expire until Lender has been paid all amounts due under this Note.

         2. Default. Any of the following will be a default under this Note: (a) failure to pay any principal, expense, fee, charge or interest when due, or failure to perform any other obligations hereunder; (b) a default by any Borrower upon any of the existing or future obligations of any Borrower to the Lender; (c) a default in any other agreement, instrument or document between Borrower and any Lender, including, without limitation, any security document referred to above, whether previously, simultaneously, or hereafter entered into; (d) a material adverse change in the financial condition of Borrower from that expressed in the financial statement most recently submitted to the Lender prior to the date of this Note, as determined in good faith by the Lender in its sole discretion; (e) institution of bankruptcy, insolvency, reorganization or receivership proceedings by or against Borrower in any state or federal court;
(f) the appointment of a receiver, assignee, custodian, trustee or similar official under any federal or state insolvency or creditors' rights law for any property of Borrower; (g) failure of Borrower to furnish to the Lender such collateral or additional collateral as the Lender may in good faith request; (h) any warranty, representation, or statement to the Lender by or on behalf of Borrower proving to have been incorrect in any material respect when made or furnished; (i) the occurrence of any event which is, or would be with the passage of time or the giving of notice or both, a default under any indebtedness of Borrower to any person other than the Lender;
(j) any material loss, theft or substantial damage, not fully insured for the benefit of the Lender, to any of the assets of Borrower, or the sale, transfer, lease, encumbrance or other disposition of all or any material part of the assets of Borrower other than in the ordinary course of business of Borrower;
(k) the entry of any final judgment against Borrower for the payment of money in excess of $5,000; (l) the levy upon or attachment of any assets of Borrower; (m) the recordation of any federal, state or local tax lien against Borrower; (n) a change of ownership or dissolution, merger, consolidation, liquidation or reorganization of Borrower; (o) the failure of Borrower to furnish to the Lender such financial information as the Lender may require from time to time; or (p) the determination in good faith by the Lender, in its sole discretion, that the ability of Borrower to pay or perform any of its obligations to the Lender is impaired for any reason.

         3. Remedies. Upon a default, in addition to all other rights and remedies available to the Lender under any other document or agreement between Borrower and the Lender or under applicable law (including the Uniform Commercial Code), the Lender, in its sole discretion and without notice or demand, may: (a) declare the entire unpaid Principal and all other sums due hereunder immediately due and payable; and (b) exercise any rights of a secured creditor under the Uniform Commercial Code and other law, including the right to take possession of the collateral without the use of judicial process or hearing of any kind and the right to require the debtor to assemble the collateral at such place(s) as the Lender may specify. Borrower agrees that a default under this Note is a default by Borrower under all other liabilities and obligations of Borrower to the Lender, and that the Lender shall have the right to declare immediately due and payable all of such other liabilities and obligations. Borrower waives the benefit of any and every statute, ordinance, or rule of court which may be lawfully waived conferring upon Borrower any right or privilege of exemption, homestead rights, stay of execution, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment.

         4. Interest Rate After Judgment. If judgment is entered against Borrower on this Note, the amount of the judgment entered (which may include principal, interest, charges, fees, and expenses) shall bear interest at the legal rate of interest then applicable to judgments in the jurisdiction in which judgment was entered.

         5. Expenses of Collection. Borrower shall pay all costs and expenses incurred by the Lender in collecting sums due under this Note, including without limitation the costs of any lien, judgment or other record searches, appraisals, travel expenses and the like. In addition, if this Note is referred to an attorney for collection, whether or not suit has been filed, Borrower shall pay all of the Lender's costs, fees (including, but not limited to, the Lender's attorneys' fees, charges and expenses) and all other expenses resulting from such referral.

         6. Negotiable Instrument. Borrower agrees that this Note shall be deemed to be a negotiable instrument, even though this Note may not qualify under applicable law, absent this paragraph, as a negotiable instrument.

         7. Waivers. Borrower, and all parties to this Note, whether maker, endorser or guarantor, waive presentment, demand, notice of dishonor and protest.

         8. Notices. Any notice or demand required or permitted by or in connection with this Note, without implying the obligation to provide any notice or demand, shall be in writing at the address set forth below or to such other address as may be hereafter specified by written notice to the Lender by Borrower. Any such notice or demand shall be deemed to be effective as of the date of hand delivery or facsimile transmission, one day after dispatch if sent by telegram, mailgram, overnight delivery, express mail or Federal Express, or three days after mailing if sent by first class mail with postage prepaid.

         9. Assignability. This Note may be assigned by the Lender or any holder at any time.

         10. Binding Nature. This Note shall inure to the benefit of and be enforceable by Lender and its successors and assigns and any other person to whom Lender may grant an interest in Borrower's obligations to the Lender, and shall be binding and enforceable against Borrower and Borrower's personal representatives, successors and assigns.

         11. Invalidity of Any Part. If any provision or part of any provision of this Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.

         12. Choice of Law; Consent to Venue and Jurisdiction. This Note shall be governed, construed and interpreted in accordance with the laws of the State of Georgia, even if the Georgia rules governing conflicts of laws would otherwise require that the laws of another jurisdiction govern this Note. Borrower consents to the jurisdiction and venue of the courts of any county in the State of Georgia or to the jurisdiction and venue of the United States District Court for the District of Georgia in any action or judicial proceeding brought to enforce, construe or interpret this Note.

         13. Unconditional Obligations. Borrower's obligations under this Note shall be the absolute and unconditional duties and obligations of Borrower and shall be independent of any rights of set-off, recoupment or counterclaim which Borrower might otherwise have against the Lender, and Borrower shall pay absolutely the payments of principal, interest, fees, charges and expenses hereunder, free of any deductions and without abatement, diminution or set-off.

         14. Actions Against Lender. Any action brought by Borrower against Lender which is based, directly or indirectly, or in whole or in part, upon this Note or any matter related to this Note shall be brought only in the courts of the State of Georgia.

         15. Time is of the Essence. Time is of the essence in the payment and performance of this Note.

         16. Waiver of Jury Trial. Borrower (by execution of this Note) and Lender (by acceptance of this Note) agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by Borrower or the Lender on or with respect to this Note or which in any way relates, directly or indirectly, to the obligations of Borrower to the Lender under this Note, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. Borrower (by execution of this Note) and Lender (by acceptance of this Note) hereby each expressly waive any right to a trial by jury in any such suit, action, or proceeding. Borrower (by execution of this Note) and Lender (by acceptance of this Note) acknowledges and agrees that this provision is a specific and material aspect of the agreement between the parties and that the Lender would not enter into the transaction with Borrower if this provision were not a part of their agreement.

         IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first set forth above.

                                      INTEREACH INTERNET SERVICES, L.L.C.
                                      3850 Holcomb Bridge Road, Suite 420
                                      Norcross, Georgia 30092


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------